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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2010 to October 31, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

October 31, 2011

Classes A, C, I, R, and W

Global Fund-of-Funds

■  ING Global Target Payment Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Portfolio of Investments	22
Tax Information	24
Director and Officer Information	25
Additional Information	30

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets; the U.K. was the lone holdout. In addition to forestalling future debt crises, tighter fiscal integration may potentially make distressed European government bonds more palatable to the European Central Bank.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth for the remainder of 2011 and into 2012 despite the euro zone’s debt problems. Interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors have historically turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 20, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2011

As the first half of our fiscal year ended, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM, measured in local currencies, including net reinvested dividends, were up 11.55%, despite an earthquake, tsunami and nuclear crisis in Japan, as well as the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis. Many of the developed world’s economies including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on the patient took a turn for the worse, the MSCI World IndexSM falling for five consecutive months by over 17% before a remarkable October rally clawed back about half of this. For the whole fiscal year global equities rose by just 0.24%. (The MSCI World IndexSM returned 1.76% for the entire year, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest U.S. unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%, where it stayed through October, with 44.6% unemployed for more than 26 weeks. By September the employment report showed zero new jobs created in August. But in a more upbeat October release, this was revised up to 57,000, with September’s new jobs reported at 103,000.

In the housing market a “double dip” in housing prices was confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record-low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. President Obama’s proposed $447 billion fiscal stimulus package in early September did not even get to a vote.

But in late October third quarter GDP growth was estimated at 2.5%, with private consumption holding up well. By then other keenly watched figures like retail sales, purchasing managers’ indices and durable goods orders had stabilized and the fiscal year ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone’s sovereign debt crisis, which by early August seemed to be veering out of control. Attention had turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6%. The European Central Bank stepped in to buy Italian bonds — and some time. Finally on October 27, after numerous false starts, euro zone leaders announced a comprehensive package, involving 50% “haircuts” for the holders of Greek bonds, recapitalization of banks and a bail-out fund with more firepower. But the plan was woefully short on details and a sharp rally in risk assets on the announcement had mostly reversed itself as our fiscal year ended, with Italian bond yields ominously back above 6%.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 5.00% in the year through October, practically all in the second half, reflecting increased risk aversion, while the Capital High Yield Bond — 2% Issuer Constrained Composite Index returned 5.16%, practically all in the first half. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 16.52% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned 8.09% for the year, thanks to October’s 10.7% surge, the best since December 1999. The operating earnings of S&P 500® companies in the second quarter exceeded their all-time record of exactly four years before, but estimates for future quarters were coming down as October ended.

In currency markets the euro zone’s problems vied with pessimism about the dollar in a stalling, deficit-laden economy. In the end the dollar was little changed against the euro, down 0.35%, while slipping 0.95% against the pound. The dollar also fell back against the yen by 3.20% despite Bank of Japan intervention, as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index fell 5.45% in the 12 months through October, as GDP fell for three consecutive quarters in the wake of natural disasters in March. The MSCI Europe ex UK® Index slumped 11.26%, weighed down by the recessionary threat of the sovereign debt crisis. As the period ended, quarterly euro zone growth had shrunk to 0.2% and unemployment stood at 10.2%, a euro-era high. The MSCI UK® Index edged up 1.14%. While GDP growth was at the same low level as in the rest of Europe, the UK’s financials held up rather better, while most sectors posted strong returns.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Dow Jones Moderate Portfolio Index — Global Series
An unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO MANAGERS’ REPORT

Asset Allocation As of October 31, 2011 (as a percent of net assets)
ING Index Plus International Equity Fund — Class I	19.6%
ING Global Bond Fund — Class I	12.3%
ING Intermediate Bond Fund — Class I	10.0%
ING Emerging Markets Equity Fund — Class I	10.0%
ING MidCap Opportunities Fund — Class I	9.0%
ING Equity Dividend Fund — Class I	8.5%
ING Growth Opportunities Fund — Class I	6.5%
ING High Yield Bond Fund — Class I	5.2%
ING Alternative Beta Fund — Class I	5.1%
ING International SmallCap Multi-Manager Fund — Class I	5.0%
ING Global Real Estate Fund — Class I	4.0%
ING Floating Rate Fund — Class I	3.1%
ING Small Company Fund — Class I	2.0%
BlackRock Liquidity Funds	1.3%
Other Assets and Liabilities — Net	(1.6)%
Net Assets	100.0%

ING Global Target Payment Fund’s (“Global Target Payment” or the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Risks specific to MPP: The Fund’s MPP is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. The dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.40%, including a return of capital of $0.28 per share, compared to the Dow Jones Moderate Portfolio Index (“DJ MP”) — Global Series which returned 4.85% for the same period. During the period, the Fund made level monthly payments of $0.045 per share for Class A shares.

Portfolio Specifics: The Fund underperformed its benchmark, the GTP Composite index, as the underlying funds’ stock and bond selection offset our positive tactical asset allocation effect and option overlay results. (The GTP Composite underperformed the DJ MP over the period, in part because of DJ MP’s higher weighting of fixed income and, in our judgment, its lower weighting of international equities. Over the past year, performance of the tactical asset allocation decisions was positive, driven primarily by an overweight in high yield bonds, which was held throughout the entire timeframe. Over the summer, we reduced risk by underweighting international large-cap equities as U.S. business conditions deteriorated and the sovereign debt crisis worsened. The odds of a default by Greece along with its potential for financial contagion kept growing in spite of various remedies concocted by Europe’s politicians and monetary authorities. We gradually unwound our underweight in international equities and overweight to core bonds as the risks facing global markets diminished.

Target Allocations as of October 31, 2011 (percent of net assets)
Large Cap	15%
Mid Cap	9%
Small Cap	2%
International Equity	25%
Emerging Markets	10%
Real Estate	4%
Alternatives	5%
Fixed Income	30%

Portfolio holdings are subject to change daily.

On average, unfavorable stock selection offset our allocation effect as the underlying funds underperformed their respective benchmarks. ING Emerging Countries Fund and ING Global Equity Dividend Fund detracted from returns and the latter was subsequently sold during the period. ING Tactical Asset Allocation Fund, another underperformer, was permanently removed as a large cap allocation and was replaced with ING Equity Dividend Fund and ING Growth Opportunities Fund, both of which outperformed over the balance of the year. Other underlying funds had positive relative performance including ING Alternative Beta Fund and ING High Yield Bond Fund. We also replaced Emerging Countries Fund in October.

The Fund generates premiums and seeks gains by writing (selling) call options tied to various equity indices, including the S&P 500® Index, S&P 400 Index, Russell 2000® Index, MSCI EAFE® Index and MSCI EME Index. Overall, the writing of call options by the Fund contributed to performance during the period. Most of the contribution came in the second half of the period when markets were weaker, volatility was higher and the options generally expired out of the money.

Current Strategy and Outlook: Our view is that in the United States, economic data points to continued slow growth, but not to recession, provided that a serious financial crisis like that seen in 2008, this time stemming from the European debt morass, is avoided. We believe valuations for risky assets remain attractive, particularly as long-term Treasury yields have fallen sharply with the Federal Reserve’s move to lengthen the maturity of its asset portfolio. Currently, the Fund is neutral between equities and bonds. Among fixed income asset classes, the Fund has increased exposure to high yield bonds and further reduced the core fixed-income position. High yield bond rates appear to discount a level of defaults commensurate with recession rather than with the modest growth outlook we believe is likely.

*	Please see the Fund’s “Additional Information” section regarding the MPP on page 30.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL TARGET PAYMENT FUND

Average Total Returns for the Periods Ended October 31, 2011
	1 Year	Since Inception of Classes A, I, and W July 1, 2008	Since Inception of Class C August 29, 2008		Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	(5.41)%	(0.65)%	—		—
Class C(2)	(1.22)%	—	1.11%		—
Class I	0.79%	1.43%	—		—
Class R	—	—	—		0.30%
Class W	0.67%	1.37%	—		—
Excluding Sales Charge:
Class A	0.40%	1.13%	—		—
Class C	(0.28)%	—	1.11%		—
Class I	0.79%	1.43%	—		—
Class R	—	—	—		0.30%
Class W	0.67%	1.37%	—		—
Dow Jones Moderate Portfolio Index — Global Series	4.85%	4.00%	4.48	%(3)	(2.43	)% (4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Target Payment Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.
(3)	Since Inception performance for the index is shown from September 1, 2008.
(4)	Since Inception performance for the index is shown from August 1, 2011.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2011**	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2011**

ING Global Target Payment Fund
Class A	$1,000.00	$918.00	0.48%	$2.32	$1,000.00	$1,022.79	0.48%	$2.45
Class C	1,000.00	915.10	1.23	5.94	1,000.00	1,019.00	1.23	6.26
Class I	1,000.00	920.30	0.21	1.02	1,000.00	1,024.15	0.21	1.07
Class R(1)	1,000.00	1,003.00	0.73	1.76	1,000.00	1,021.53	0.73	3.72
Class W	1,000.00	919.10	0.23	1.11	1,000.00	1,024.05	0.23	1.17

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was August 5, 2011. Expenses paid reflect the 88 day period ended October 31, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Global Target Payment Fund, a series of ING Series Fund, Inc., as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from July 1, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING Global Target Payment Fund as of October 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2011

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011

ASSETS:
Investments in affiliated underlying funds*	$81,538,957
Short-term investments at value***	1,066,751
Cash	48,445
Receivables:
Investments in affiliated underlying funds sold	1,453,569
Fund shares sold	213,167
Dividends	92,956
Prepaid expenses	27,514
Reimbursement due from manager	14,379
Total assets	84,455,738
LIABILITIES:
Income distribution payable	150,700
Payable for investments in affiliated underlying funds purchased	2,317,879
Payable for fund shares redeemed	157,147
Payable to affiliates	36,463
Payable for directors fees	432
Other accrued expenses and liabilities	75,989
Written options, at fair valueˆ	372,420
Total liabilities	3,111,030
NET ASSETS	$81,344,708

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$82,785,257
Undistributed net investment income	474,287
Accumulated net realized loss	(1,353,197)
Net unrealized depreciation	(561,639)
NET ASSETS	$81,344,708

_____________________
* Cost of investments in affiliated underlying funds	$82,132,984
*** Cost of short-term investments	$1,066,751
ˆ Premiums received on written options	$404,808

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011 (CONTINUED)

Class A
Net assets	$52,393,262
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,309,852
Net asset value and redemption price per share	$8.30
Maximum offering price per share (5.75%)+	$8.81

Class C
Net assets	$16,783,867
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,954,078
Net asset value and redemption price per share†	$8.59

Class I
Net assets	$5,463,605
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	658,522
Net asset value and redemption price per share	$8.30

Class R
Net assets	$2,961
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	357
Net asset value and redemption price per share	$8.30

Class W
Net assets	$6,701,013
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	808,867
Net asset value and redemption price per share	$8.28

______________________
+ Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2011

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,509,707
Dividends	247
Total investment income	1,509,954
EXPENSES:
Investment management fees	54,867
Distribution and service fees:
Class A	118,314
Class C	121,720
Class R	3
Transfer agent fees:
Class A	12,461
Class C	3,174
Class I	234
Class W	1,119
Administrative service fees	68,582
Shareholder reporting expense	39,060
Registration fees	81,810
Professional fees	49,637
Custody and accounting expense	8,069
Directors fees	2,555
Miscellaneous expense	6,842
Total expenses	568,447
Net waived and reimbursed fees	(172,845)
Net expenses	395,602
Net investment income	1,114,352

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Capital gain distributions from affiliated underlying funds	85,327
Sale of affiliated underlying funds	182,305
Futures	1,893
Written options	502,771
Net realized gain	772,296
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(2,874,324)
Written options	(12,392)
Net change in unrealized appreciation (depreciation)	(2,886,716)
Net realized and unrealized loss	(2,114,420)
Decrease in net assets resulting from operations	$(1,000,068)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment income	$1,114,352	$923,414
Net realized gain	772,296	2,023,729
Net change in unrealized appreciation (depreciation)	(2,886,716)	2,865,261
Increase (decrease) in net assets resulting from operations	(1,000,068)	5,812,404

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,454,862)	(2,053,577)
Class C	(314,542)	(165,042)
Class I	(161,256)	(148,174)
Class R	(26)	—
Class W	(155,545)	(88,308)
Return of capital:
Class A	(1,493,347)	(156,176)
Class C	(369,708)	(4,819)
Class I	(151,127)	(13)
Class R	(21)	—
Class W	(135,573)	(5,863)
Total distributions	(4,236,007)	(2,621,972)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	44,153,315	27,166,731
Reinvestment of distributions	2,535,033	1,035,014
	46,688,348	28,201,745
Cost of shares redeemed	(12,240,250)	(10,615,296)
Net increase in net assets resulting from capital share transactions	34,448,098	17,586,449
Net increase in net assets	29,212,023	20,776,881

NET ASSETS:
Beginning of year	52,132,685	31,355,804
End of year	$81,344,708	$52,132,685
Undistributed net investment income at end of year	$474,287	$15,241

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets			Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-11	8.79	0.16		(0.11)	0.05	0.26	—	0.28	0.54	8.30	0.40	0.73	0.48	0.48	1.75	52,393	77
10-31-10	8.12	0.20	•	1.01	1.21	0.50	—	0.04	0.54	8.79	15.47	0.81	0.45	0.45	2.41	39,483	30
10-31-09	7.49	0.22	•	0.96	1.18	0.23	0.20	0.12	0.55	8.12	16.92	1.55	0.49	0.49	3.00	29,211	40
07-01-08(5)–10-31-08	10.00	0.06		(2.37)	(2.31)	0.20	—	—	0.20	7.49	(23.39)	1.37	0.47	0.47	1.73	23,218	7
Class C
10-31-11	9.09	0.08	•	(0.09)	(0.01)	0.21	—	0.28	0.49	8.59	(0.28)	1.48	1.23	1.23	0.91	16,784	77
10-31-10	8.38	0.09	•	1.09	1.18	0.43	—	0.04	0.47	9.09	14.61	1.56	1.20	1.20	1.07	6,582	30
10-31-09	7.69	0.14	•	1.02	1.16	0.15	0.20	0.12	0.47	8.38	15.99	2.30	1.24	1.24	1.87	1,032	40
08-29-08(5)–10-31-08	9.95	0.02		(2.19)	(2.17)	0.09	—	—	0.09	7.69	(21.89)	2.12	1.22	1.22	2.17	385	7
Class I
10-31-11	8.78	0.18		(0.10)	0.08	0.28	—	0.28	0.56	8.30	0.79	0.46	0.21	0.21	2.03	5,464	77
10-31-10	8.12	0.15	•	1.07	1.22	0.52	—	0.04	0.56	8.78	15.66	0.56	0.20	0.20	1.79	3,870	30
10-31-09	7.50	0.24	•	0.95	1.19	0.25	0.20	0.12	0.57	8.12	17.15	1.30	0.24	0.24	3.31	2	40
07-01-08(5)–10-31-08	10.00	0.06		(2.35)	(2.29)	0.21	—	—	0.21	7.50	(23.22)	1.12	0.22	0.22	1.95	2	7
Class R
08-05-11(5)–10-31-11	8.41	0.03	•	(0.01)	0.02	0.07	—	0.06	0.13	8.30	0.30	0.98	0.73	0.73	1.46	3	77
Class W
10-31-11	8.77	0.16	•	(0.09)	0.07	0.28	—	0.28	0.56	8.28	0.67	0.48	0.23	0.23	1.89	6,701	77
10-31-10	8.11	0.21	•	1.01	1.22	0.52	—	0.04	0.56	8.77	15.69	0.56	0.20	0.20	2.52	2,197	30
10-31-09	7.48	0.25	•	0.95	1.20	0.25	0.20	0.12	0.57	8.11	17.33	1.30	0.24	0.24	3.38	1,111	40
07-01-08(5)–10-31-08	10.00	0.07		(2.38)	(2.31)	0.21	—	—	0.21	7.48	(23.43)	1.12	0.22	0.22	2.18	1,096	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of Underlying Funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are eleven separate active investment series, which comprise the Company. This report is for Global Target Payment which is a diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. The valuations of the Fund’s investments in Underlying Funds are based on the net asset values (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Please see the “Additional Information” section for information regarding the Fund’s MPP.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required.

Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended October 31, 2011.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of October 31, 2011, the total value of written OTC call options subject to Master Agreements in a net liability position was $372,420. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

G.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended October 31, 2011, the Fund has written options on equity indices in an attempt to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the Affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated underlying funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated underlying funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated underlying funds during periods of declining markets. Please refer to Note 8 for the volume of written option activity during the year ended October 31, 2011.

H.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended October 31, 2011, the cost of purchases and proceeds from the sales of the Affiliated Underlying Funds were $84,940,467 and $52,916,831, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.08%, based on the average daily net assets of the Fund.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM” or the “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser. The Distributor, IFS, ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2011, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$88,049	N/A
Contingent Deferred Sales Charge	$632	$606

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$5,342	$6,677	$24,444	$36,463

At October 31, 2011, Reliastar Life Insurance Company, an indirect wholly-owned subsidiary of ING Groep, owned 25.70% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class A(1)	Class C(1)	Class I(1)	Class R(1)	Class W(1)
1.30%	2.05%	1.05%	1.55%	1.05%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of October 31, 2011, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

October 31,
2012	2013	2014	Total
$277,831	$143,706	$172,845	$594,382

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — WRITTEN OPTIONS

Transactions in Written OTC Call Options on equity indices for the year ended October 31, 2011 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/10	68,852	$171,412
Options Written	1,208,480	3,341,218
Options Expired	(561,391)	(1,223,273)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(574,616)	(1,884,549)
Balance at 10/31/11	141,325	$404,808

NOTE 9 — LINE OF CREDIT

On December 15, 2010, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended October 31, 2011, the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
10/31/2011	2,694,758	151,701	(1,030,187)	1,816,272	23,855,534	1,325,059	(8,959,655)	16,220,938
10/31/2010	1,322,094	81,874	(506,530)	897,438	11,118,168	683,596	(4,266,372)	7,535,392
Class C
10/31/2011	1,304,020	67,601	(141,855)	1,229,766	11,931,059	609,368	(1,266,709)	11,273,718
10/31/2010	641,990	13,945	(54,717)	601,218	5,600,041	120,730	(475,463)	5,245,308
Class I
10/31/2011	231,433	35,747	(49,427)	217,753	2,061,276	312,383	(426,338)	1,947,321
10/31/2010	1,081,106	17,893	(658,530)	440,469	9,089,633	148,088	(5,379,384)	3,858,337
Class R
8/5/2011(1)–10/31/2011	357	—	—	357	3,000	—	—	3,000
Class W
10/31/2011	703,273	33,277	(178,244)	558,306	6,302,446	288,223	(1,587,548)	5,003,121
10/31/2010	162,040	9,875	(58,384)	113,531	1,358,889	82,600	(494,077)	947,412

(1)	Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-|$$|Aga-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds’ investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2011(1):

Paid-in Capital	Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains/(Losses)
$(1,427,197)	$1,430,925	$(3,728)

(1)	Amounts are as of the Fund’s tax year ended December 31, 2010.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders as of the Fund’s tax year-end of December 31, 2010 was as follows:

Ordinary Income	Return of Capital
$2,368,663	$448,691

The Fund estimates that the tax composition of dividends and distributions to shareholders from January 1, 2011 to October 31, 2011 is $1,988,269 ordinary income and $1,701,084 return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the calendar year, and will be reported to shareholders at that time.

As of the Fund’s tax year-end of December 31, 2010, the tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were:

Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Expiration Date
$2,184,760	$(1,041,147)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year 2008.

As of October 31, 2011, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Act will be effective for the Fund’s tax year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2011, the Fund declared dividends of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	December 1, 2011	November 29, 2011
Class C	$0.0410	December 1, 2011	November 29, 2011
Class I	$0.0470	December 1, 2011	November 29, 2011
Class R	$0.0440	December 1, 2011	November 29, 2011
Class W	$0.0470	December 1, 2011	November 29, 2011

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a Financial Intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of October 31, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2011

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 100.3%
Affiliated Investment Companies: 100.3%
391,964		ING Alternative Beta Fund — Class I	$4,154,816	5.1
755,008	@	ING Emerging Markets Equity Fund — Class I	8,108,785	10.0
679,701		ING Equity Dividend Fund — Class I	6,939,746	8.5
252,003		ING Floating Rate Fund — Class I	2,520,035	3.1
852,781		ING Global Bond Fund — Class I	10,003,123	12.3
207,478		ING Global Real Estate Fund — Class I	3,267,776	4.0
227,023	@	ING Growth Opportunities Fund — Class I	5,303,251	6.5
554,780		ING High Yield Bond Fund — Class I	4,194,139	5.2
2,042,335		ING Index Plus International Equity Fund — Class I	15,930,215	19.6
836,872		ING Intermediate Bond Fund — Class I	8,142,767	10.0
113,345		ING International SmallCap Multi-Manager Fund — Class I	4,023,742	5.0
362,225	@	ING MidCap Opportunities Fund — Class I	7,327,805	9.0
114,682	@	ING Small Company Fund — Class I	1,622,757	2.0

		Total Mutual Funds
		(Cost $82,132,984)	81,538,957	100.3
SHORT-TERM INVESTMENTS: 1.3%
Mutual Funds: 1.3%
1,066,751		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,066,751)	$1,066,751	1.3

		Total Short-Term Investments (Cost $1,066,751)	1,066,751	1.3

		Total Investments in Securities (Cost $83,199,735)	$82,605,708	101.6
		Liabilities in Excess of Other Assets	(1,261,000)	(1.6)
		Net Assets	$81,344,708	100.0

@	Non-income producing security
	Cost for federal income tax purposes is $83,432,656.

	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$1,397,889
	Gross Unrealized Depreciation	(2,224,837)
	Net Unrealized depreciation	$(826,948)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Mutual Funds	$81,538,957	$—	$—	$81,538,957
Short-Term Investments	1,066,751	—	—	1,066,751
Total Investments, at value	$82,605,708	$—	$—	$82,605,708
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(372,420)	$—	$(372,420)
Total Liabilities	$—	$(372,420)	$—	$(372,420)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

See Accompanying Notes to Financial Statements

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

ING Global Target Payment Fund Written OTC Options on October 31, 2011

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
81,625	Credit Suisse First Boston	Call on iShares® MSCI EAFE Index	52.680 USD	11/22/11	$149,373	$(113,781)
54,563	Credit Suisse First Boston	Call on iShares® MSCI EME Index	40.320 USD	11/22/11	92,211	(90,736)
2,738	Credit Suisse First Boston	Call on S&P 500® Index	1,242.000 USD	11/22/11	89,095	(93,344)
2,399	Credit Suisse First Boston	Call on S&P MidCap 400® Index	875.310 USD	11/22/11	74,129	(74,559)
Total Written OTC Options					$404,808	$(372,420)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts
Total Liability Derivatives	Written options, at fair value	$372,420
		$372,420

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$1,893	$502,771	$504,664
Total	$1,893	$502,771	$504,664

	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Written options	Total
Equity contracts	$—	$(12,392)	$(12,392)
Total	$—	$(12,392)	$(12,392)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Final character of distributions will be determined after Fund’s tax year-end of December 31, 2011. Character of distributions paid during the year ended October 31, 2011 was estimated as follows:

Fund Name	Type	Per Share Amount
ING Global Target Payment Fund
Class A	NII	$0.2628
Class C	NII	$0.2128
Class I	NII	$0.2868
Class R	NII	$0.0708
Class W	NII	$0.2868
All Classes, except Class R	ROC	$0.2772
Class R	ROC	$0.0612

NII — Net investment income

ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end of December 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years
Independent Directors:
Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman/ Director	June 1998–Present
Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003–Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999–2002); Chief Economist, Marine Midland Bank (1987–1990); various positions, Marine Midland Bank (1978–1990); and Economist, Federal Reserve Bank of New York (1969–1978). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.
				38	Academy of Economics and Finance (February 2001–February 2003).
Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009– June 2010 July 2011–Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006–May 2006). Formerly, various positions for the Phoenix Companies, Inc. (1984–2000); Assistant Vice President, CNA Insurance Company, Inc. (1980– 1984); and various positions at CIGNA Corporation (1973–1980).	38	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years
Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007–Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973–March 2008); President, Hartford Area Business Economists (1986–1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966–1973). Certified AARP Tax Counselor (2011).	38	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995–2005).
Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994–Present	Retired. Self-Employed Consultant (June 2000– Present). Formerly, Senior Adviser, Hambro America, Inc. (1993– 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986–1993).	38	None.
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present). Formerly, Senior Manager, Arthur Anderson LLP (1995–1999); Senior Manager, Coopers & Lybrand, LLP (1993–1995); Manager, Price Waterhouse (1988– 1993); Second Vice President, Smith Barney (1985–1988); and Consultant, Arthur Anderson & Co. (1984– 1985).	38	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years
Directors who are “Interested Persons”
Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007–Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006– Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004– November 2006).	180
ING Retirement Holdings, Inc. (September 1998– Present); ING Services Holding Company, Inc. (May 2000–Present); ING Financial Advisers, LLC (April 2002–Present); Southland Life Insurance Company (June 2002–Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005– Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006–Present); and Directed Services LLC(8) (December 2006– Present).

(1)	The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2)	For the purposes of this table (except for Mr. Mathews) “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(3)	Mr. Matthews is also a Director of the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of funds in the “Fund Complex” is as of November 30, 2011.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Funds, ING or any of ING’s affiliates.

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim America Securities, Inc.

(7)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(8)	Directed Services LLC is the successor in interest to Directed Services, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Officers
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	April 2002–Present March 2011–Present
Chief Compliance Officer of the ING Funds, Directed Services LLC(3) and ING Investments, LLC(2) (March 2011–Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(4) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(4) (January 2005–January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002–Present	Executive Vice President, ING Investments, LLC(2) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003–Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(4) (March 2005–Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present).
Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011–Present	Vice President–Fund Compliance, ING Funds Services, LLC(4) (October 2009–Present). Formerly, Finance Director, ING Funds Services, LLC(4) (September 2006–October 2009).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002–Present	Vice President and Treasurer, ING Funds Services, LLC(4) (November 1995–Present) and ING Investments, LLC(2) (August 1997–Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(4) (September 2004–Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(4) (February 1996–Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995–April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007–Present	Vice President, ING Funds Services, LLC(4) (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(4) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC(4) (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC(4) (March 2005–March 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	September 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).
Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	Directed Services LLC is the successor in interest to Directed Services, Inc.

(4)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that, was known as Pilgrim America Securities, Inc.

ADDITIONAL INFORMATION (UNAUDITED)

MANAGED PAYMENT POLICY

The Fund’s Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions.

For the calendar year 2011, the Fund is making a level monthly payment of $0.045 per share for Class A, $0.041 per share for Class C, and $0.047 per share for Class I and Class W shares. The level monthly payment amount for calendar year 2010 is the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.75% for Class A, 6.00% for Class C and 7.00% for each of Class I and Class W shares, respectively, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from their holdings in Class A, $410 from their holdings in Class C, and $470 from their holdings in Class I or Class W shares of the Fund during 2011.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: i) the Annual Payment Rate, for the Fund’s shares; and ii) the Trailing Average Account Value, which will vary by share class for the Fund’s Class A, C, I and W shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-AGTPALL    (1011-122111)

Annual Report

October 31, 2011

Classes A, B, C, I, and W

Global Fund

■	ING Alternative Beta Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets; the U.K. was the lone holdout. In addition to forestalling future debt crises, tighter fiscal integration may potentially make distressed European government bonds more palatable to the European Central Bank.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional “supercommittee” on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth for the remainder of 2011 and into 2012 despite the euro zone’s debt problems. Interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors have historically turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don’t try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

December 20, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2011

As the first half of our fiscal year ended, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM, measured in local currencies, including net reinvested dividends, were up 11.55%, despite an earthquake, tsunami and nuclear crisis in Japan, as well as the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis. Many of the developed world’s economies including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on the patient took a turn for the worse, the MSCI World IndexSM falling for five consecutive months by over 17% before a remarkable October rally clawed back about half of this. For the whole fiscal year global equities rose by just 0.24%. (The MSCI World IndexSM returned 1.76% for the entire year, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest U.S. unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%, where it stayed through October, with 44.6% unemployed for more than 26 weeks. By September the employment report showed zero new jobs created in August. But in a more upbeat October release, this was revised up to 57,000, with September’s new jobs reported at 103,000.

In the housing market a “double dip” in housing prices was confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record-low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. President Obama’s proposed $447 billion fiscal stimulus package in early September did not even get to a vote.

But in late October third quarter GDP growth was estimated at 2.5%, with private consumption holding up well. By then other keenly watched figures like retail sales, purchasing managers’ indices and durable goods orders had stabilized and the fiscal year ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone’s sovereign debt crisis, which by early August seemed to be veering out of control. Attention had turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6%. The European Central Bank stepped in to buy Italian bonds — and some time. Finally on October 27, after numerous false starts, euro zone leaders announced a comprehensive package, involving 50% “haircuts” for the holders of Greek bonds, recapitalization of banks and a bail-out fund with more firepower. But the plan was woefully short on details and a sharp rally in risk assets on the announcement had mostly reversed itself as our fiscal year ended, with Italian bond yields ominously back above 6%.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 5.00% in the year through October, practically all in the second half, reflecting increased risk aversion, while the Capital High Yield Bond — 2% Issuer Constrained Composite Index returned 5.16%, practically all in the first half. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 16.52% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned 8.09% for the year, thanks to October’s 10.7% surge, the best since December 1999. The operating earnings of S&P 500® companies in the second quarter exceeded their all-time record of exactly four years before, but estimates for future quarters were coming down as October ended.

In currency markets the euro zone’s problems vied with pessimism about the dollar in a stalling, deficit-laden economy. In the end the dollar was little changed against the euro, down 0.35%, while slipping 0.95% against the pound. The dollar also fell back against the yen by 3.20% despite Bank of Japan intervention, as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index fell 5.45% in the 12 months through October, as GDP fell for three consecutive quarters in the wake of natural disasters in March. The MSCI Europe ex UK® Index slumped 11.26%, weighed down by the recessionary threat of the sovereign debt crisis. As the period ended, quarterly euro zone growth had shrunk to 0.2% and unemployment stood at 10.2%, a euro-era high. The MSCI UK® Index edged up 1.14%. While GDP growth was at the same low level as in the rest of Europe, the UK’s financials held up rather better, while most sectors posted strong returns.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
HFRX Global Hedge Fund Index	HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.
HFRI Fund Weighted Composite Index	HFRI Index is an equal-weighted return of all funds in the HFR Monthly Indices, excluding the HFRI Fund of Funds Index. Trailing four months of performance are subject to revision.

3

ING ALTERNATIVE BETA FUND	PORTFOLIO MANAGERS’ REPORT

ING Alternative Beta Fund (“Alternative Beta” or the “Fund”) seeks to achieve investment results that approximate the performance of the beta(1) component of the returns of the universe of hedge funds as a broad asset class as represented by the HFRI Fund Weighted Composite Index (“HFRI Index”). The Fund is managed by Frank van Etten, Bas Peeters and Willem van Dommelen, Portfolio Managers, of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the year ended October 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.83)% compared to the HFRX Global Hedge Fund Index (“HFRX Index”) and the HFRI Index which returned (5.73)% and (0.47)%, respectively, for the same period.

Portfolio Specifics: The Fund seeks to achieve investment results that approximate the return and risk characteristics of the beta component of the returns of the broad universe of hedge funds as a broad asset class represented by the non-investable HFRI Index. The Fund does not invest in hedge funds, but rather invests in financial instruments that give exposure to a limited set of traditional market factors. The Fund uses a quantitative regression model to determine the relevancy of and the allocations to these market factors. For this reason, the Fund strives to identify the relevant exposures and sensitivities that hedge funds have to traditional market betas. The Fund has a flexible risk budget, which allows short exposures, as well as exposure to less traditional asset classes and risk/return factors such as volatility and commodity indices. Factor selection is based on liquidity, transparency and the aim for low implementation costs, as well as other considerations.

The Fund adjusts its allocation to the market factors on a monthly basis. The additions or eliminations of factors are made less frequently. During the reporting period the Fund took positions that provided exposure to six factors which track liquid market indices. The factors were U.S. large cap equity, U.S. small cap equity, emerging market equity, currencies, 10-year U.S. Treasury notes (T-notes) and volatility (VIX).(2) Semi-annual reviews resulted in the Fund exiting U.S. large cap equity (S&P 500®) exposure in January 2011.

During the reporting period, the Fund reduced its long exposure to emerging markets, and trimmed the Fund’s long U.S. dollar position to a short position (U.S. dollar vs. a basket of currencies). The ING Fund increased its long position on small cap equity (Russell 2000®), while consistently selling volatility. Our weight to T-notes evolved from long to short from time to time during the year and now is back to long exposure.

The Fund outperformed to the HFRX Index but lagged the HFRI Index for the period. The main source of loss was the Fund’s consistently short position in volatility, followed by its mixed long and short positions in the U.S. dollar and 10-year U.S T-note. The Fund’s main source of gain was the long position in the Russell 2000® Index, followed by long exposure to the S&P 500® Index while it lasted. Replication quality over the reporting period, as measured by tracking error of the Fund vs. the HFRI, was 3.16%, which in our view represents a good result. From an overall investment perspective, the Fund managers maintained a consistent emphasis on transparency and high liquidity.

The model used in the Fund determines the exposure to the market factors. These market factors are translated into instruments that can be traded efficiently and at low costs. Instruments that are typically used are futures and forwards. During the reporting period, the Fund took positions in the following derivatives: U.S. dollar index futures, over-the-counter forward on the MSCI Emerging Markets Index, Russell 2000® Mini Index futures, S&P 500® Mini Index futures, CBOE volatility index futures, and U.S. 10-year T-note futures.

Current Strategy and Outlook: The Fund strategy seeks to deliver robust investment performance in diverse market environments. Over time, hedge fund indices may change in composition. The Fund seeks to capture the effects of such changes and to deliver replicated returns.

In our view, replication strategies are attractive compared to direct hedge fund investment. The latter may suffer from high financing costs, short sell restrictions, unsystematic risk (blow-ups), lack of transparency, high fees and illiquidity (lock-up periods). The Fund is not affected by these factors, yet offers the potential to capture market opportunities that present themselves.

Changes in hedge fund landscape may impact the fund performance in the future. Improved average hedge fund manager quality may lead to more attractive absolute returns. More alpha generating strategies in the HFRI may lead to lower replication quality. However, arbitrage opportunities may disappear quickly with more players, lower volatilities and cheaper capital.

Market Factor Exposures

as of October 31, 2011(1)

(as a percentage of net assets)

BlackRock Liquidity Funds, TempFund, Institutional Class	95.9%
Russell 2000® Mini Index	16.4%
MSCI EME® Index	1.4%
U.S. Treasury 10-Year Note	3.2%
CBOE Volatility Index (VIX)	(1.3)%
U.S. Dollar Index	(10.0)%
Total Market Exposure at October 31, 2011	105.6%

(1)	Market factor exposures are based on the notional value of each of the Funds exposures as of October 31, 2011.

Portfolio holdings are subject to change daily.

(1)

The beta component to the return of a fund is generally considered to be that portion of a fund’s returns that can be explained by the market exposures held in the fund and that is not attributable to the skill of the Sub-Adviser.

(2)

Other categories that can be considered for inclusion in the model are: interest rates, credit, call overwriting and others. The derivative and financial instruments in which the Fund may invest include, among others, futures contracts, exchange-traded funds, swaps contracts, structured notes and forward contracts.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING ALTERNATIVE BETA FUND

Average Total Returns for the Periods Ended October 31, 2011
	1 Year	Since Inception of Classes A, B, C, I and W December 15, 2008
Including Sales Charge:
Class A(1)	(8.41)%	1.01%
Class B(2)	(8.20)%	1.33%
Class C(3)	(4.46)%	2.33%
Class I	(2.36)%	3.42%
Class W	(2.55)%	3.35%
Excluding Sales Charge:
Class A	(2.83)%	3.12%
Class B	(3.53)%	2.33%
Class C	(3.53)%	2.33%
Class I	(2.36)%	3.42%
Class W	(2.55)%	3.35%
HFRX Index(4)	(5.73)%	3.46	%(6)
HFRI Index(5)	(0.47)%	9.03	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Alternative Beta Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any timebased on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)

The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

(5)	The HFRI Index is an equal-weighted return of all funds in the HFR Monthly Indices, excluding the HFRI Fund of Funds Index. Trailing four months of performance are subject to revision.
(6)	Since inception performance for the indices is shown from January 1, 2009.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 to October 31, 2011. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2011*
ING Alternative Beta Fund
Class A	$1,000.00	$931.70	1.40%	$6.82	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	927.80	2.15	10.45	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	927.80	2.15	10.45	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	933.90	1.04	5.07	1,000.00	1,019.96	1.04	5.30
Class W	1,000.00	933.00	1.15	5.60	1,000.00	1,019.41	1.15	5.85

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Alternative Beta Fund, a series of ING Series Fund, Inc., as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 15, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, transfer agent, and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING Alternative Beta Fund as of October 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2011

7

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2011

ASSETS:
Short-term investments at value***	$69,871,568
Cash collateral for futures	1,044,916
Variation margin receivable on open equity forwards	51,674
Receivables:
Fund shares sold	2,017,778
Dividends	6,244
Prepaid expenses	12,895
Reimbursement due from manager	3,217

Total assets	73,008,292

LIABILITIES:
Payable for fund shares redeemed	60,221
Payable to affiliates	53,504
Payable for directors fees	805
Other accrued expenses and liabilities	63,267

Total liabilities	177,797

NET ASSETS	$72,830,495

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$73,947,636
Accumulated net investment loss	(199)
Accumulated net realized loss	(1,788,405)
Net unrealized appreciation	671,463

NET ASSETS	$72,830,495

*** Cost of short-term investments	$69,871,568

Class A
Net assets	$4,711,449
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	448,243
Net asset value and redemption price per share	$10.51
Maximum offering price per share (5.75%)+	$11.15
Class B
Net assets	$99,222
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,652
Net asset value and redemption price per share†	$10.28
Class C
Net assets	$1,823,671
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	177,377
Net asset value and redemption price per share†	$10.28
Class I
Net assets	$65,240,023
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,156,984
Net asset value and redemption price per share	$10.60
Class W
Net assets	$956,130
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	90,380
Net asset value and redemption price per share	$10.58

+	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2011

INVESTMENT INCOME:
Dividends	$74,766
Dividends from affiliated underlying funds	6,315

Total investment income	81,081

EXPENSES:
Investment management fees	583,012
Distribution and service fees:
Class A	15,038
Class B	1,127
Class C	24,861
Transfer agent fees:
Class A	7,681
Class B	140
Class C	3,144
Class I	10,682
Class W	3,228
Administrative service fees	77,734
Shareholder reporting expense	27,773
Registration fees	75,168
Professional fees	38,306
Custody and accounting expense	9,703
Directors fees	3,246
Miscellaneous expense	5,476

Total expenses	886,319
Net waived and reimbursed fees	(24,676)

Net expenses	861,643

Net investment loss	(780,562)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	14,362
Capital gain distributions from underlying funds	691
Futures	(1,868,090)
Equity forwards	149,693

Net realized loss	(1,703,344)

Net change in unrealized appreciation or depreciation on:
Futures	655,492
Equity forwards	(54,729)

Net change in unrealized appreciation or depreciation	600,763

Net realized and unrealized loss	(1,102,581)

Decrease in net assets resulting from operations	$(1,883,143)

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS:
Net investment loss	$(780,562)	$(400,689)
Net realized gain (loss)	(1,703,344)	3,462,729
Net change in unrealized appreciation or depreciation	600,763	(1,609,697)

Increase (decrease) in net assets resulting from operations	(1,883,143)	1,452,343

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(234,109)	—
Class B	(4,075)	—
Class C	(87,520)	—
Class I	(1,946,504)	—
Class W	(184,813)	—

Total distributions	(2,457,021)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,374,899	96,142,047
Reinvestment of distributions	2,114,976	—

	30,489,875	96,142,047
Cost of shares redeemed	(34,026,776)	(40,254,005)

Net increase (decrease) in net assets resulting from capital share transactions	(3,536,901)	55,888,042

Net increase (decrease) in net assets	(7,877,065)	57,340,385

NET ASSETS:
Beginning of year	80,707,560	23,367,175

End of year	$72,830,495	$80,707,560

Accumulated net investment loss at end of year	$(199)	$—

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any	Expenses net of all reductions/additions	Net investment income (loss)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	(%)(2)(3)	($000’s)	(%)

ING Alternative Beta Fund
Class A
10-31-11	11.17	(0.14	)•	(0.16)	(0.30)	—	0.36	—	0.36	—	10.51	(2.83)	1.43	1.40	1.40	(1.30)	4,711	—
10-31-10	10.86	(0.10	)•	0.41	0.31	—	—	—	—	—	11.17	2.85	1.54	1.40	1.40	(0.87)	7,152	41
12-15-08(4) - 10-31-09	10.00	0.02		0.90	0.92	0.02	—	0.04	0.06	—	10.86	9.29	2.78	1.40	1.40	0.18	15,754	75
Class B
10-31-11	11.01	(0.22	)•	(0.13)	(0.37)	—	0.36	—	0.36	—	10.28	(3.53)	2.18	2.15	2.15	(2.05)	99	—
10-31-10	10.79	(0.18)		0.40	0.22	—	—	—	—	—	11.01	2.04	2.29	2.15	2.15	(1.69)	125	41
12-15-08(4) - 10-31-09	10.00	(0.13	)•	0.98	0.85	0.02	—	0.04	0.06	—	10.79	8.56	3.53	2.15	2.15	(1.43)	110	75
Class C
10-31-11	11.01	(0.22	)•	(0.15)	(0.37)	—	0.36	—	0.36	—	10.28	(3.53)	2.18	2.15	2.15	(2.05)	1,824	—
10-31-10	10.79	(0.19	)•	0.41	0.22	—	—	—	—	—	11.01	2.04	2.29	2.15	2.15	(1.78)	2,793	41
12-15-08(4) - 10-31-09	10.00	(0.19	)•	1.04	0.85	0.02	—	0.04	0.06	—	10.79	8.56	3.53	2.15	2.15	(1.98)	1,062	75
Class I
10-31-11	11.21	(0.10)		(0.15)	(0.25)	—	0.36	—	0.36	—	10.60	(2.36)	1.07	1.04	1.04	(0.94)	65,240	—
10-31-10	10.89	(0.10	)•	0.42	0.32	—	—	—	—	—	11.21	2.94	1.29	1.15	1.15	(0.91)	61,685	41
12-15-08(4) - 10-31-09	10.00	0.01	•	0.94	0.95	0.02	—	0.04	0.06	—	10.89	9.60	2.53	1.15	1.15	0.09	1,566	75
Class W
10-31-11	11.21	(0.11	)•	(0.16)	(0.27)	—	0.36	—	0.36	—	10.58	(2.55)	1.18	1.15	1.15	(1.02)	956	—
10-31-10	10.88	(0.08	)•	0.41	0.33	—	—	—	—	—	11.21	3.03	1.29	1.15	1.15	(0.72)	8,953	41
12-15-08(4) - 10-31-09	10.00	(0.10	)•	1.04	0.94	0.02	—	0.04	0.06	—	10.88	9.50	2.53	1.15	1.15	(1.07)	4,875	75

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are twelve separate active investment series, which comprise the Company. This report is for Alternative Beta which is a non-diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares of the Fund are closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses. Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may

12

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models.

Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended October 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for

13

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Risk Exposures and the use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures and index forward contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including

14

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk related to OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. As of October 31, 2011, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $51,674, which represents the unrealized gain on open equity forwards at October 31, 2011. There was no collateral posted by the counterparty at October 31, 2011.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

At October 31, 2011, the Fund was not subject to any credit related contingent features as the Fund was in a net unrealized gain position at year end.

D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2011, the Fund has both purchased and sold futures contracts on various equity, foreign exchange, and interest rate indices to gain its exposure to each market risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2011, the Fund had an average notional value of $11,790,853 and $6,677,861 on futures contracts purchased and sold, respectively.

E. Equity Forward Contracts. An equity forward contract is an OTC agreement between two counterparties to buy or sell a specific quantity of an agreed equity stock, stock index or basket of equity stock at a given price at a given date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Equity forward contracts are cash settled in most cases. The use of equity forward contracts involves the risk that counterparties may not meet the terms of the agreement and/or the risk of an imperfect correlation in the movement of the contracts price.

15

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended October 31, 2011, the Fund had an average notional value of $6,590,139 on equity forwards purchased. The fund uses purchased equity forwards as one of their seven financial factors to gain exposure to emerging markets.

F. Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making the determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2011, there were no purchases and proceeds from the sales of long-term securities.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.75%, based on the average daily net assets of the Fund.

IIMA, a Netherlands corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with IIMA. IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the year ended October 31, 2011, the Investment Adviser waived $7,839 of such management fees. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Fund will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for the Fund. The Distributor, IFS, ING Investments and IIMA are indirect,

16

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. There can be a no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the business subject to the restructuring plan. The restructuring plan may result in the Investment Advisor’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class B and Class C of the Fund pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 1.00%, respectively.

For the year ended October 31, 2011, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charge	$2,045	N/A
Contingent Deferred Sales Charges	$—	$554

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$44,859	$5,981	$2,664	$53,504

At October 31, 2011, the following ING Funds, owned more than 5% of the Fund:

ING Capital Allocation Fund (28.83%), ING Strategic Allocation Conservative Portfolio (5.74%), ING Strategic Allocation Moderate Portfolio (11.96%), ING Strategic Allocation Growth Portfolio (14.05%), and ING Global Target Payment Fund (5.69%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSE AND LIABILITIES

At October 31, 2011, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Audit	$23,310
Postage	23,504

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to 1.40%, 2.15%, 2.15%, 1.15% and 1.15% for Class A, Class B, Class C, Class I and Class W, respectively.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of October 31, 2011, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

October 31
2012	2013	2014	Total
$150,456	$32,880	$16,853	$200,189

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 9 — LINE OF CREDIT

On December 15, 2010, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the year ended October 31, 2011:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$550,000	1.33%

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
ING Alternative Beta Fund
Class A
10/31/2011	353,657	—	19,689	(565,631)	(192,285)	3,912,575	—	215,983	(6,125,854)	(1,997,296)
10/31/2010	937,959	—	—	(1,747,724)	(809,765)	10,388,439	—	—	(19,244,984)	(8,856,545)
Class B
10/31/2011	57	—	321	(2,093)	(1,715)	610	—	3,465	(22,892)	(18,817)
10/31/2010	2,089	—	—	(915)	1,174	22,693	—	—	(9,848)	12,845
Class C
10/31/2011	62,542	—	3,590	(142,457)	(76,325)	677,451	—	38,740	(1,525,873)	(809,682)
10/31/2010	194,761	—	—	(39,449)	155,312	2,125,831	—	—	(429,569)	1,696,262
Class I
10/31/2011	2,152,631	—	152,113	(1,649,298)	655,446	23,687,496	—	1,674,764	(18,149,667)	7,212,593
10/31/2010	6,535,017	—	—	(1,177,338)	5,357,679	72,026,795	—	—	(12,969,456)	59,057,339
Class W
10/31/2011	8,936	—	16,532	(733,786)	(708,318)	96,767	—	182,024	(8,202,490)	(7,923,699)
10/31/2010	1,040,912	—	—	(690,167)	350,745	11,578,289	—	—	(7,600,148)	3,978,141

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Proprietary Hedge Fund Beta Strategy. Because the Fund seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market. The ability of the Fund to match the performance of the beta component of hedge fund returns will be adversely affected by the costs of buying and selling investments as well as other expenses. The proprietary model used by IIMA to identify the beta component of the returns of the HFRI Index is based on IIMA’s understanding of the interplay of certain market indices and does not assure successful achievement of the Fund’s investment objective. To the extent that the data and analysis used in the model is not predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns. The market indices identified by IIMA may not be successful in identifying the beta component of the return of the HFRI Index and there can be no assurance that the Fund will track hedge fund beta return.

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 11 — CONCENTRATION OF RISKS

(continued)

Non-Diversified. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2011:

Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
$ (766,865)	$780,363	$(13,498)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the year ended October 31, 2010. The tax composition of dividends and distributions to shareholders for the year ended October 31, 2011 was as follows:

Ordinary Income	Long-Term Capital Gains
$ 546,233	$1,910,788

The tax-basis components of distributable earnings as of October 31, 2011 were:

Capital Loss Carryforward	Expiration Date
$ (1,116,942)	2019

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund’s initial tax year 2008.

As of October 31, 2011, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

NOTE 13 — SUBSEQUENT EVENTS

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a Financial Intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no subsequent events were identified.

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of June 30, 2011, management of the Portfolios is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

21

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2011

SHORT-TERM INVESTMENTS: 95.9%
	Mutual Funds: 95.9%
69,871,568	BlackRock Liquidity Funds, TempFund, Institutional Class(1) (Cost $69,871,568)	$69,871,568	95.9
	Total Short-Term Investments (Cost $69,871,568)	69,871,568	95.9

	Assets in Excess of Other Liabilities	2,958,927	4.1

	Net Assets	$72,830,495	100.0

Cost for federal income tax purposes is the same as for financial statement purposes.

(1)

The investment objective of BlackRock Liquidity Funds, TempFund, Institutional Class (“TempFund”) is to seek as high a level of current income as is consistent with liquidity and stability of principal. TempFund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and U.S. commercial obligations and repurchase agreements secured by such obligations. The TempFund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less.

In addition, the TempFund may also invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts, variable and floating rate instruments and when-issued and delayed delivery securities.

The securities purchased by the TempFund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission. The TempFund will only purchase securities that present minimal credit risk as determined by the TempFund’s investment manager, BlackRock, pursuant to guidelines approved by the BlackRock Liquidity Funds’ Board of Trustees. For complete financial statements of the BlackRock TempFund, including the notes and management’s discussion and analysis on fund performance, please visit www.sec.gov.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2011
Asset Table
Investments, at value
Short-Term Investments	$69,871,568		$—	$—	$69,871,568

Total Investments, at value	$69,871,568		$—	$—	$69,871,568

Other Financial Instruments+
Futures	624,894		—	—	624,894
Equity forward contracts	—		51,674	—	51,674

Total Assets	$70,496,462		$51,674	$—	$70,548,136

Liabilities Table
Other Financial Instruments+
Futures	$(5,105)	$—		$—	$(5,105)

Total Liabilities	$(5,105)		$—	$—	$(5,105)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

22

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2011 (CONTINUED)

There were no significant transfers between Level 1 and 2 during the year ending October 31, 2011.

ING Alternative Beta Fund Open OTC Equity Forward Contracts on 10/31/2011:

Contract Description	Number of Contracts	Expiration Date	Position	Notional Value	Unrealized Appreciation/ (Depreciation)
MSCI EME Index, Strike Price 353.782	2,750	01/11/12	Long	$1,024,575	$51,674

				$1,024,575	$51,674

ING Alternative Beta Fund Open Futures Contracts on October 31, 2011:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	161	12/16/11	$11,902,730	$465,699
U.S. Treasury 10-Year Note	18	12/20/11	2,323,125	(5,105)

			$14,225,855	$460,594

Short Contracts
CBOE Volatility Index (VIX)	32	11/15/11	958,400	84,746
U.S. Dollar Index	95	12/19/11	7,249,071	74,449

			$8,207,471	$159,195

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$602,119
Foreign exchange contracts	Net Assets-Unrealized appreciation*	74,449

Total Asset Derivatives		$676,568

Liability Derivatives
Interest rate contracts	Net Assets-Unrealized deprecation*	$5,105

		$5,105

*	Includes cumulative appreciation/depreciation on equity forward contracts and futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2011 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Equity forwards	Futures	Total
Equity contracts	$149,694	$(712,765)	$(563,071)
Foreign exchange contracts	—	(886,294)	(886,294)
Interest rate contracts	—	(269,031)	(269,031)

Total	$149,694	$(1,868,090)	$(1,718,396)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
	Equity forwards	Futures	Total
Equity contracts	$(54,729)	$184,423	$129,694
Foreign exchange contracts	—	468,567	468,567
Interest rate contracts	—	2,502	2,502

Total	$(54,729)	$655,492	$600,763

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING Alternative Beta Fund
All Classes	STCG	$0.0797
All Classes	LTCG	$0.2788

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions, including short-term capital gain distributions, made during the period ended October 31, 2011, 0.85% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

For the period ended October 31, 2011, 17.66% of ordinary distributions, including short-term capital gain distributions, paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.

The Fund designates 100% of its short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman/Director	June 1998 - Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank (1978 - 1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).

Ph.D. in Economics

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.

				38	Academy of Economics and Finance (February 2001 - February 2003).

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006). Formerly, various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	38	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). Certified AARP Tax Counselor (2011)	38	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	38	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984 -1985).	38	None.
Directors who are “Interested Persons”

Shaun Mathews(3) (4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	180	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005 - Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC(8) (December 2006 - Present).

1.

The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

2.

For the purposes of this table (except for Mr. Mathews) “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

3.

Mr. Matthews is also a Director of the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of funds in the “Fund Complex” is as of November 30, 2011.

4.	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Funds, ING or any of ING’s affiliates.
5.

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

6.

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim America Securities, Inc.

7.

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

8.	Directed Services LLC is the successor in interest to Directed Services, Inc.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	April 2002 - Present March 2011 - Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(3) and ING Investments, LLC(2) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(4) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(4) (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(4) (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Vice President - Fund Compliance, ING Funds Services, LLC(4) (October 2009 - Present). Formerly, Finance Director, ING Funds Services, LLC(4) (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(4) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(4) (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (4)(February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995 - April 2010)

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(4) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(4) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(4) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(4) (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	Directed Services LLC is the successor in interest to Directed Services, Inc.
(4)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that, was known as Pilgrim America Securities, Inc.

28

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-ALTBETA	(1011-122111)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,400 for year ended October 31, 2011 and $42,400 for year ended October 31, 2010.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,800 for the year ended October 31, 2011 and $4,300 for the year ended October 31, 2010.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $15,641 in the year ended October 31, 2011 and $1,890 in the year ended October 31, 2010.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

2

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.  Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: September 22, 2010

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period

__________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period
Tax training courses		√	Not to exceed $2,000 per course during the Pre- Approval Period

__________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	√		Not to exceed $50,000 during the Pre- Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	√	√	Not to exceed $5,000 per Fund during the Pre- Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:

2010 and 2011

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

•

11

(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $50,106 for year ended October 31, 2011 and $1,394,664 for year ended October 31, 2010.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

13

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 6, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 6, 2012

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